EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports First Quarter 2024 Financial Results and Declares Dividend

HONOLULU, Hawaii April 26, 2024--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended March 31, 2024.

“I’m pleased to report that we started 2024 with a solid first quarter,” said Bob Harrison, Chairman, President, and CEO.  “We had strong earnings, continued excellent credit quality and continued to grow our capital levels.”

On April 24, 2024, the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on May 31, 2024, to stockholders of record at the close of business on May 20, 2024.

First Quarter 2024 Highlights:

●	Net income of $54.2 million, or $0.42 per diluted share
●	Total loans and leases decreased $33.3 million versus prior quarter
●	Total deposits decreased $663.2 million versus prior quarter
●	Net interest margin increased 10 basis points to 2.91%
●	Recorded a $6.3 million provision for credit losses
●	$4.1 million FDIC special assessment included in expenses
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $24.3 billion as of March 31, 2024, a decrease of $647.3 million, or 2.6%, from $24.9 billion as of December 31, 2023.

Gross loans and leases were $14.3 billion as of March 31, 2024, a decrease of $33.3 million, or 0.2%, from $14.4 billion as of December 31, 2023.

Total deposits were $20.7 billion as of March 31, 2024, a decrease of $663.2 million, or 3.1%, from $21.3 billion as of December 31, 2023.

Net Interest Income

Net interest income for the first quarter of 2024 was $154.4 million, an increase of $2.6 million, or 1.7%, compared to $151.8 million for the prior quarter.

The net interest margin was 2.91% in the first quarter of 2024, an increase of 10 basis points compared to 2.81% in the prior quarter.

Provision Expense

During the quarter ended March 31, 2024, we recorded a $6.3 million provision for credit losses. In the quarter ended December 31, 2023, we recorded a $5.3 million provision for credit losses.

Noninterest Income

Noninterest income was $51.4 million in the first quarter of 2024, a decrease of $7.0 million compared to noninterest income of $58.3 million in the prior quarter.

Noninterest Expense

Noninterest expense was $128.8 million in the first quarter of 2024, a decrease of $13.5 million compared to noninterest expense of $142.3 million in the prior quarter.

The efficiency ratio was 62.2% and 67.3% for the quarters ended March 31, 2024 and December 31, 2023, respectively.

Taxes

The effective tax rate was 23.3% and 24.0% for the quarters ended March 31, 2024 and December 31, 2023, respectively.

Asset Quality

The allowance for credit losses was $159.8 million, or 1.12% of total loans and leases, as of March 31, 2024, compared to $156.5 million, or 1.09% of total loans and leases, as of December 31, 2023. The reserve for unfunded commitments was $34.8 million as of March 31, 2024 compared to $35.6 million as of December 31, 2023. Net charge-offs were $3.8 million, or 0.11% of average loans and leases on an annualized basis, for the quarter ended March 31, 2024, compared to net charge-offs of $5.8 million, or 0.16% of average loans and leases on an annualized basis, for the quarter ended December 31, 2023. Total non-performing assets were $18.0 million, or 0.13% of total loans and leases and other real estate owned, on March 31, 2024, compared to total non-performing assets of $18.6 million, or 0.13% of total loans and leases and other real estate owned, on December 31, 2023.

Capital

Total stockholders' equity increased $27.7 million in the first quarter, and stood at $2.5 billion on March 31, 2024 and December 31, 2023.

The tier 1 leverage, common equity tier 1 and total capital ratios were 8.80%, 12.55% and 13.75%, respectively, on March 31, 2024, compared with 8.64%, 12.39% and 13.57%, respectively, on December 31, 2023.

The Company did not repurchase any shares in the first quarter.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 7:00 a.m. Hawaii Time.

To access the call by phone, please register via the following link:

https://register.vevent.com/register/BIb74728f7f2a14341b3028eb985e2ddf0, and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings.  The archive of the webcast will be available at the same location.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance.  These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature.  These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control.  Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements.  A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the domestic and global economic environment and capital market conditions and other risk factors.  For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2023.

Use of Non-GAAP Financial Measures

Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy.

Table 12 at the end of this document provides a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Lindsay Chambers
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	lchambers@fhb.com

Financial Highlights	Table 1
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share data)	2024	2023	2023
Operating Results:
Net interest income	$154,427	$151,793	$167,247
Provision for credit losses	6,300	5,330	8,800
Noninterest income	51,371	58,347	49,023
Noninterest expense	128,813	142,307	118,567
Net income	54,220	47,502	66,818
Basic earnings per share	0.42	0.37	0.52
Diluted earnings per share	0.42	0.37	0.52
Dividends declared per share	0.26	0.26	0.26
Dividend payout ratio	61.90%	70.27%	50.00%
Performance Ratios(1):
Net interest margin	2.91%	2.81%	3.11%
Efficiency ratio	62.15%	67.28%	54.46%
Return on average total assets	0.90%	0.77%	1.10%
Return on average tangible assets (non-GAAP)(2)	0.94%	0.81%	1.15%
Return on average total stockholders' equity	8.73%	7.94%	11.78%
Return on average tangible stockholders' equity (non-GAAP)(2)	14.53%	13.66%	20.78%
Average Balances:
Average loans and leases	$14,312,563	$14,349,322	$14,079,337
Average earning assets	21,481,890	21,688,816	21,873,259
Average assets	24,187,207	24,404,727	24,548,124
Average deposits	20,571,930	20,908,221	21,468,624
Average stockholders' equity	2,496,840	2,374,669	2,299,422
Market Value Per Share:
Closing	21.96	22.86	20.63
High	23.12	23.22	28.28
Low	20.37	17.18	19.68

	As of	As of	As of
	March 31,	December 31,	March 31,
(dollars in thousands, except per share data)	2024	2023	2023
Balance Sheet Data:
Loans and leases	$14,320,208	$14,353,497	$14,221,272
Total assets	24,279,186	24,926,474	24,884,207
Total deposits	20,669,481	21,332,657	21,281,500
Short-term borrowings	500,000	500,000	250,000
Long-term borrowings	—	—	500,000
Total stockholders' equity	2,513,761	2,486,066	2,329,012

Per Share of Common Stock:
Book value	$19.66	$19.48	$18.26
Tangible book value (non-GAAP)(2)	11.88	11.68	10.45

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.13%	0.13%	0.10%
Allowance for credit losses for loans and leases / total loans and leases	1.12%	1.09%	1.03%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	12.55%	12.39%	11.97%
Tier 1 Capital Ratio	12.55%	12.39%	11.97%
Total Capital Ratio	13.75%	13.57%	13.09%
Tier 1 Leverage Ratio	8.80%	8.64%	8.26%
Total stockholders' equity to total assets	10.35%	9.97%	9.36%
Tangible stockholders' equity to tangible assets (non-GAAP)(2)	6.52%	6.23%	5.58%

Non-Financial Data:
Number of branches	50	50	51
Number of ATMs	275	275	296
Number of Full-Time Equivalent Employees	2,065	2,089	2,100

(1)	Except for the efficiency ratio, amounts are annualized for the three months ended March 31, 2024, December 31, 2023 and March 31, 2023.
(2)	Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. For a reconciliation to the most directly comparable GAAP financial measure, see Table 12, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2024	2023	2023
Interest income
Loans and lease financing	$199,844	$196,276	$172,339
Available-for-sale investment securities	14,546	19,033	18,688
Held-to-maturity investment securities	17,793	17,987	18,957
Other	12,769	7,734	3,561
Total interest income	244,952	241,030	213,545
Interest expense
Deposits	84,143	82,215	43,284
Short-term and long-term borrowings	5,953	6,232	2,563
Other	429	790	451
Total interest expense	90,525	89,237	46,298
Net interest income	154,427	151,793	167,247
Provision for credit losses	6,300	5,330	8,800
Net interest income after provision for credit losses	148,127	146,463	158,447
Noninterest income
Service charges on deposit accounts	7,546	7,646	7,231
Credit and debit card fees	16,173	16,381	16,298
Other service charges and fees	9,904	9,535	9,162
Trust and investment services income	10,354	9,645	9,614
Bank-owned life insurance	4,286	5,063	5,120
Investment securities gains, net	—	792	—
Other	3,108	9,285	1,598
Total noninterest income	51,371	58,347	49,023
Noninterest expense
Salaries and employee benefits	59,262	55,882	56,032
Contracted services and professional fees	15,739	16,219	16,313
Occupancy	6,941	7,561	7,782
Equipment	13,413	12,547	9,736
Regulatory assessment and fees	8,120	20,412	3,836
Advertising and marketing	2,612	1,441	1,994
Card rewards program	8,508	7,503	8,085
Other	14,218	20,742	14,789
Total noninterest expense	128,813	142,307	118,567
Income before provision for income taxes	70,685	62,503	88,903
Provision for income taxes	16,465	15,001	22,085
Net income	$54,220	$47,502	$66,818
Basic earnings per share	$0.42	$0.37	$0.52
Diluted earnings per share	$0.42	$0.37	$0.52
Basic weighted-average outstanding shares	127,707,354	127,612,734	127,453,820
Diluted weighted-average outstanding shares	128,217,689	128,028,964	128,033,812

Consolidated Balance Sheets	Table 3
	March 31,	December 31,	March 31,
(dollars in thousands, except share amount)	2024	2023	2023
Assets
Cash and due from banks	$202,121	$185,015	$253,705
Interest-bearing deposits in other banks	1,072,145	1,554,882	611,887
Investment securities:
Available-for-sale, at fair value (amortized cost: $2,466,109 as of March 31, 2024, $2,558,675 as of December 31, 2023 and $3,427,708 as of March 31, 2023)	2,159,338	2,255,336	3,054,280
Held-to-maturity, at amortized cost (fair value: $3,470,710 as of March 31, 2024, $3,574,856 as of December 31, 2023 and $3,824,478 as of March 31, 2023)	3,988,011	4,041,449	4,261,361
Loans held for sale	—	190	—
Loans and leases	14,320,208	14,353,497	14,221,272
Less: allowance for credit losses	159,836	156,533	147,122
Net loans and leases	14,160,372	14,196,964	14,074,150

Premises and equipment, net	281,181	281,461	278,121
Other real estate owned and repossessed personal property	—	—	91
Accrued interest receivable	85,715	84,417	79,200
Bank-owned life insurance	484,193	479,907	473,255
Goodwill	995,492	995,492	995,492
Mortgage servicing rights	5,533	5,699	6,299
Other assets	845,085	845,662	796,366
Total assets	$24,279,186	$24,926,474	$24,884,207
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$13,620,928	$13,749,095	$12,579,155
Noninterest-bearing	7,048,553	7,583,562	8,702,345
Total deposits	20,669,481	21,332,657	21,281,500
Short-term borrowings	500,000	500,000	250,000
Long-term borrowings	—	—	500,000
Retirement benefits payable	102,242	103,285	101,622
Other liabilities	493,702	504,466	422,073
Total liabilities	21,765,425	22,440,408	22,555,195

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 141,687,612 / 127,841,908 shares as of March 31, 2024, issued/outstanding: 141,340,539 / 127,618,761 shares as of December 31, 2023 and issued/outstanding: 141,291,086 / 127,573,680 shares as of March 31, 2023)	1,417	1,413	1,413
Additional paid-in capital	2,551,488	2,548,250	2,540,653
Retained earnings	858,494	837,859	769,791
Accumulated other comprehensive loss, net	(523,780)	(530,210)	(611,679)
Treasury stock (13,845,704 shares as of March 31, 2024, 13,721,778 shares as of December 31, 2023 and 13,717,406 shares as of March 31, 2023)	(373,858)	(371,246)	(371,166)
Total stockholders' equity	2,513,761	2,486,066	2,329,012
Total liabilities and stockholders' equity	$24,279,186	$24,926,474	$24,884,207

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2024			December 31, 2023			March 31, 2023
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$858.6	$11.6	5.45%	$568.0	$7.8	5.39%	$299.6	$3.4	4.60%
Available-for-Sale Investment Securities
Taxable	2,210.6	14.5	2.63	2,598.4	19.0	2.92	3,081.4	18.4	2.39
Non-Taxable	1.8	—	5.61	1.9	—	5.12	31.1	0.4	5.55
Held-to-Maturity Investment Securities
Taxable	3,416.4	14.6	1.71	3,472.1	14.8	1.70	3,683.8	15.7	1.70
Non-Taxable	603.4	4.0	2.65	603.9	3.9	2.58	612.2	4.1	2.74
Total Investment Securities	6,232.2	33.1	2.13	6,676.3	37.7	2.25	7,408.5	38.6	2.09
Loans Held for Sale	0.7	—	6.92	0.7	—	7.41	0.1	—	5.53
Loans and Leases(1)
Commercial and industrial	2,164.9	37.2	6.92	2,148.1	36.7	6.78	2,192.9	32.4	5.98
Commercial real estate	4,323.5	70.1	6.53	4,356.3	71.4	6.51	4,105.7	58.3	5.76
Construction	924.7	17.4	7.55	888.7	16.7	7.45	873.9	14.7	6.83
Residential:
Residential mortgage	4,264.1	42.0	3.94	4,294.8	38.8	3.61	4,307.0	38.4	3.57
Home equity line	1,172.1	12.0	4.13	1,174.8	11.3	3.83	1,074.9	8.7	3.27
Consumer	1,083.5	18.1	6.71	1,132.4	18.4	6.43	1,213.5	17.2	5.75
Lease financing	379.8	3.7	3.91	354.2	3.6	4.03	311.4	3.1	4.10
Total Loans and Leases	14,312.6	200.5	5.63	14,349.3	196.9	5.45	14,079.3	172.8	4.96
Other Earning Assets	77.8	1.2	5.90	94.5	—	0.06	85.8	0.2	0.76
Total Earning Assets(2)	21,481.9	246.4	4.61	21,688.8	242.4	4.44	21,873.3	215.0	3.97
Cash and Due from Banks	244.3			240.8			286.1
Other Assets	2,461.0			2,475.1			2,388.7
Total Assets	$24,187.2			$24,404.7			$24,548.1

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,059.7	$23.4	1.56%	$6,067.2	$22.4	1.46%	6,354.3	$13.9	0.89%
Money Market	3,944.9	28.8	2.94	3,905.0	27.5	2.79	3,853.5	14.3	1.50
Time	3,325.3	31.9	3.86	3,390.7	32.3	3.78	2,515.6	15.1	2.44
Total Interest-Bearing Deposits	13,329.9	84.1	2.54	13,362.9	82.2	2.44	12,723.4	43.3	1.38
Federal Funds Purchased	—	—	—	—	—	—	67.1	0.7	4.43
Other Short-Term Borrowings	500.0	6.0	4.79	515.2	6.2	4.80	52.8	0.7	5.02
Long-Term Borrowings	—	—	—	—	—	—	105.5	1.2	4.52
Other Interest-Bearing Liabilities	33.0	0.4	5.22	42.1	0.8	7.44	42.8	0.4	4.27
Total Interest-Bearing Liabilities	13,862.9	90.5	2.63	13,920.2	89.2	2.54	12,991.6	46.3	1.45
Net Interest Income		$155.9			$153.2			$168.7
Interest Rate Spread(3)			1.98%			1.90%			2.52%
Net Interest Margin(4)			2.91%			2.81%			3.11%
Noninterest-Bearing Demand Deposits	7,242.0			7,545.3			8,745.2
Other Liabilities	585.5			564.5			511.9
Stockholders' Equity	2,496.8			2,374.7			2,299.4
Total Liabilities and Stockholders' Equity	$24,187.2			$24,404.7			$24,548.1

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $1.5 million, $1.4 million and $1.4 million for the three months ended March 31, 2024, December 31, 2023 and March 31, 2023, respectively.
(3)	Interest rate spread is the difference between the average yield on earning assets and the average rate paid on interest-bearing liabilities, on a fully taxable-equivalent basis.
(4)	Net interest margin is net interest income annualized for the three months ended March 31, 2024, December 31, 2023 and March 31, 2023, on a fully taxable-equivalent basis, divided by average total earning assets.

Analysis of Change in Net Interest Income			Table 5
	Three Months Ended March 31, 2024
	Compared to December 31, 2023
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$3.8	$—	$3.8
Available-for-Sale Investment Securities
Taxable	(2.7)	(1.8)	(4.5)
Held-to-Maturity Investment Securities
Taxable	(0.3)	0.1	(0.2)
Non-Taxable	—	0.1	0.1
Total Investment Securities	(3.0)	(1.6)	(4.6)
Loans and Leases
Commercial and industrial	0.1	0.4	0.5
Commercial real estate	(1.2)	(0.1)	(1.3)
Construction	0.5	0.2	0.7
Residential:
Residential mortgage	(0.3)	3.5	3.2
Home equity line	—	0.7	0.7
Consumer	(0.9)	0.6	(0.3)
Lease financing	0.2	(0.1)	0.1
Total Loans and Leases	(1.6)	5.2	3.6
Other Earning Assets	—	1.2	1.2
Total Change in Interest Income	(0.8)	4.8	4.0

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(0.1)	1.1	1.0
Money Market	0.2	1.1	1.3
Time	(0.8)	0.4	(0.4)
Total Interest-Bearing Deposits	(0.7)	2.6	1.9
Other Short-Term Borrowings	(0.2)	—	(0.2)
Other Interest-Bearing Liabilities	(0.2)	(0.2)	(0.4)
Total Change in Interest Expense	(1.1)	2.4	1.3
Change in Net Interest Income	$0.3	$2.4	$2.7

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended March 31, 2024
	Compared to March 31, 2023
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$7.5	$0.7	$8.2
Available-for-Sale Investment Securities
Taxable	(5.6)	1.7	(3.9)
Non-Taxable	(0.4)	—	(0.4)
Held-to-Maturity Investment Securities
Taxable	(1.2)	0.1	(1.1)
Non-Taxable	—	(0.1)	(0.1)
Total Investment Securities	(7.2)	1.7	(5.5)
Loans and Leases
Commercial and industrial	(0.4)	5.2	4.8
Commercial real estate	3.3	8.5	11.8
Construction	1.0	1.7	2.7
Residential:
Residential mortgage	(0.4)	4.0	3.6
Home equity line	0.8	2.5	3.3
Consumer	(1.9)	2.8	0.9
Lease financing	0.7	(0.1)	0.6
Total Loans and Leases	3.1	24.6	27.7
Other Earning Assets	—	1.0	1.0
Total Change in Interest Income	3.4	28.0	31.4

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(0.7)	10.2	9.5
Money Market	0.3	14.2	14.5
Time	6.0	10.8	16.8
Total Interest-Bearing Deposits	5.6	35.2	40.8
Federal Funds Purchased	(0.3)	(0.4)	(0.7)
Other Short-Term Borrowings	5.3	—	5.3
Long-Term Borrowings	(0.6)	(0.6)	(1.2)
Other Interest-Bearing Liabilities	(0.1)	0.1	—
Total Change in Interest Expense	9.9	34.3	44.2
Change in Net Interest Income	$(6.5)	$(6.3)	$(12.8)

Loans and Leases			Table 7
	March 31,	December 31,	March 31,
(dollars in thousands)	2024	2023	2023
Commercial and industrial	$2,189,875	$2,165,349	$2,268,332
Commercial real estate	4,301,300	4,340,243	4,106,200
Construction	972,517	900,292	913,959
Residential:
Residential mortgage	4,242,502	4,283,315	4,318,742
Home equity line	1,165,778	1,174,588	1,095,365
Total residential	5,408,280	5,457,903	5,414,107
Consumer	1,054,227	1,109,901	1,191,552
Lease financing	394,009	379,809	327,122
Total loans and leases	$14,320,208	$14,353,497	$14,221,272

Deposits			Table 8
	March 31,	December 31,	March 31,
(dollars in thousands)	2024	2023	2023
Demand	$7,048,553	$7,583,562	$8,702,345
Savings	6,277,679	6,445,084	6,173,398
Money Market	4,059,204	3,847,853	3,818,355
Time	3,284,045	3,456,158	2,587,402
Total Deposits	$20,669,481	$21,332,657	$21,281,500

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More			Table 9
	March 31,	December 31,	March 31,
(dollars in thousands)	2024	2023	2023
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$942	$970	$1,158
Commercial real estate	2,953	2,953	727
Total Commercial Loans	3,895	3,923	1,885
Residential Loans:
Residential mortgage	7,777	7,620	6,896
Home equity line	6,345	7,052	4,903
Total Residential Loans	14,122	14,672	11,799
Total Non-Accrual Loans and Leases	18,017	18,595	13,684
Other Real Estate Owned	—	—	91
Total Non-Performing Assets	$18,017	$18,595	$13,775

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$529	$494	$461
Commercial real estate	—	300	1,346
Construction	606	—	102
Total Commercial Loans	1,135	794	1,909
Residential mortgage	359	—	58
Consumer	2,126	2,702	2,502
Total Accruing Loans and Leases Past Due 90 Days or More	$3,620	$3,496	$4,469

Total Loans and Leases	$14,320,208	$14,353,497	$14,221,272

Allowance for Credit Losses and Reserve for Unfunded Commitments	Table 10
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2024	2023	2023
Balance at Beginning of Period	$192,138	$192,570	$177,735
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(909)	(910)	(791)
Commercial real estate	—	(2,500)	—
Total Commercial Loans	(909)	(3,410)	(791)
Residential Loans:
Residential mortgage	—	—	(122)
Home equity line	—	(20)	(135)
Total Residential Loans	—	(20)	(257)
Consumer	(4,854)	(4,147)	(4,782)
Total Loans and Leases Charged-Off	(5,763)	(7,577)	(5,830)
Recoveries on Loans and Leases Previously Charged-Off
Commercial and industrial	211	171	246
Residential Loans:
Residential mortgage	30	31	27
Home equity line	44	163	177
Total Residential Loans	74	194	204
Consumer	1,689	1,450	2,166
Total Recoveries on Loans and Leases Previously Charged-Off	1,974	1,815	2,616
Net Loans and Leases Charged-Off	(3,789)	(5,762)	(3,214)
Provision for Credit Losses	6,300	5,330	8,800
Balance at End of Period	$194,649	$192,138	$183,321
Components:
Allowance for Credit Losses	$159,836	$156,533	$147,122
Reserve for Unfunded Commitments	34,813	35,605	36,199
Total Allowance for Credit Losses and Reserve for Unfunded Commitments	$194,649	$192,138	$183,321
Average Loans and Leases Outstanding	$14,312,563	$14,349,322	$14,079,337
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.11%	0.16%	0.09%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.12%	1.09%	1.03%
Ratio of Allowance for Credit Losses for Loans and Leases to Non-accrual Loans and Leases	8.87x	8.42x	10.75x

(1)	Annualized for the three months ended March 31, 2024, December 31, 2023 and March 31, 2023.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 11
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2024	2023	2022	2021	2020	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$13,488	$104,265	$263,282	$318,417	$29,787	$282,287	$987,132	$26,745	$2,025,403
Special Mention	202	1	23,276	73	539	1,385	8,132	—	33,608
Substandard	—	—	20,364	214	572	2,191	25,638	—	48,979
Other (1)	4,887	12,883	10,053	4,044	1,970	2,396	45,652	—	81,885
Total Commercial and Industrial	18,577	117,149	316,975	322,748	32,868	288,259	1,066,554	26,745	2,189,875
Current period gross charge-offs	—	71	114	61	52	611	—	—	909

Commercial Real Estate
Risk rating:
Pass	28,321	344,674	864,166	671,379	334,606	1,866,875	93,485	4,223	4,207,729
Special Mention	3,339	2,290	7,591	41,337	1,358	18,507	6,863	—	81,285
Substandard	—	—	5,047	1,203	—	5,244	652	—	12,146
Other (1)	—	—	—	—	—	140	—	—	140
Total Commercial Real Estate	31,660	346,964	876,804	713,919	335,964	1,890,766	101,000	4,223	4,301,300
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Construction
Risk rating:
Pass	14,198	181,628	311,175	258,400	59,563	65,776	11,872	—	902,612
Special Mention	—	—	—	—	—	837	—	—	837
Substandard	—	—	—	—	—	24,437	—	—	24,437
Other (1)	859	12,258	17,492	6,373	1,357	5,588	704	—	44,631
Total Construction	15,057	193,886	328,667	264,773	60,920	96,638	12,576	—	972,517
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Lease Financing
Risk rating:
Pass	50,531	114,686	78,028	17,488	28,946	97,319	—	—	386,998
Special Mention	—	51	125	377	20	—	—	—	573
Substandard	5,370	676	392	—	—	—	—	—	6,438
Total Lease Financing	55,901	115,413	78,545	17,865	28,966	97,319	—	—	394,009
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Total Commercial Lending	$121,195	$773,412	$1,600,991	$1,319,305	$458,718	$2,372,982	$1,180,130	$30,968	$7,857,701
Current period gross charge-offs	$—	$71	$114	$61	$52	$611	$—	$—	$909

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2024	2023	2022	2021	2020	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$28,332	$207,263	$524,402	$987,343	$521,598	$1,186,496	$—	$—	$3,455,434
680 - 739	1,525	36,569	67,192	115,481	67,662	158,890	—	—	447,319
620 - 679	910	2,910	16,268	19,056	12,733	41,573	—	—	93,450
550 - 619	—	1,303	6,506	1,903	2,477	11,685	—	—	23,874
Less than 550	—	—	—	2,894	2,006	6,686	—	—	11,586
No Score (3)	—	9,081	20,505	11,400	6,006	58,777	—	—	105,769
Other (2)	1,419	13,320	16,937	15,740	12,088	32,590	12,976	—	105,070
Total Residential Mortgage	32,186	270,446	651,810	1,153,817	624,570	1,496,697	12,976	—	4,242,502
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	943,792	1,428	945,220
680 - 739	—	—	—	—	—	—	162,578	1,886	164,464
620 - 679	—	—	—	—	—	—	33,728	927	34,655
550 - 619	—	—	—	—	—	—	13,382	971	14,353
Less than 550	—	—	—	—	—	—	5,392	296	5,688
No Score (3)	—	—	—	—	—	—	1,398	—	1,398
Total Home Equity Line	—	—	—	—	—	—	1,160,270	5,508	1,165,778
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Total Residential Lending	$32,186	$270,446	$651,810	$1,153,817	$624,570	$1,496,697	$1,173,246	$5,508	$5,408,280
Current period gross charge-offs	$—	$—	$—	$—	$—	$—	$—	$—	$—

Consumer Lending
FICO:
740 and greater	18,671	82,551	113,914	66,175	28,100	22,442	116,198	138	448,189
680 - 739	13,464	64,229	64,623	33,167	14,755	13,951	75,151	439	279,779
620 - 679	4,293	28,729	27,210	15,641	6,793	10,003	35,179	791	128,639
550 - 619	620	6,973	11,551	7,621	4,025	6,289	13,452	795	51,326
Less than 550	110	2,634	6,734	5,075	2,837	4,179	5,782	646	27,997
No Score (3)	733	839	209	—	9	16	39,466	256	41,528
Other (2)	—	304	349	960	330	1,032	73,794	—	76,769
Total Consumer Lending	$37,891	$186,259	$224,590	$128,639	$56,849	$57,912	$359,022	$3,065	$1,054,227
Current period gross charge-offs	$—	$437	$904	$496	$272	$769	$1,789	$187	$4,854

Total Loans and Leases	$191,272	$1,230,117	$2,477,391	$2,601,761	$1,140,137	$3,927,591	$2,712,398	$39,541	$14,320,208
Current period gross charge-offs	$—	$508	$1,018	$557	$324	$1,380	$1,789	$187	$5,763

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation	Table 12
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2024	2023	2023
Income Statement Data:
Net income	$54,220	$47,502	$66,818

Average total stockholders' equity	$2,496,840	$2,374,669	$2,299,422
Less: average goodwill	995,492	995,492	995,492
Average tangible stockholders' equity	$1,501,348	$1,379,177	$1,303,930

Average total assets	$24,187,207	$24,404,727	$24,548,124
Less: average goodwill	995,492	995,492	995,492
Average tangible assets	$23,191,715	$23,409,235	$23,552,632

Return on average total stockholders' equity(1)	8.73%	7.94%	11.78%
Return on average tangible stockholders' equity (non-GAAP)(1)	14.53%	13.66%	20.78%

Return on average total assets(1)	0.90%	0.77%	1.10%
Return on average tangible assets (non-GAAP)(1)	0.94%	0.81%	1.15%

	As of	As of	As of
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2024	2023	2023
Balance Sheet Data:
Total stockholders' equity	$2,513,761	$2,486,066	$2,329,012
Less: goodwill	995,492	995,492	995,492
Tangible stockholders' equity	$1,518,269	$1,490,574	$1,333,520

Total assets	$24,279,186	$24,926,474	$24,884,207
Less: goodwill	995,492	995,492	995,492
Tangible assets	$23,283,694	$23,930,982	$23,888,715

Shares outstanding	127,841,908	127,618,761	127,573,680

Total stockholders' equity to total assets	10.35%	9.97%	9.36%
Tangible stockholders' equity to tangible assets (non-GAAP)	6.52%	6.23%	5.58%

Book value per share	$19.66	$19.48	$18.26
Tangible book value per share (non-GAAP)	$11.88	$11.68	$10.45

(1)	Annualized for the three months ended March 31, 2024, December 31, 2023 and March 31, 2023.